KRANE SHARES TRUST

KraneShares E Fund China Commercial Paper ETF
KraneShares Bloomberg Barclays China Aggregate Bond Inclusion Index ETF
(the “Funds”)

Supplement dated April 23, 2021 to the currently effective Summary Prospectus, Statutory
Prospectus and Statement of Additional Information as each may be supplemented, for the Funds

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectus”) and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information dated August 1, 2020 and the supplement dated January 13, 2021, March 24, 2021, and April 5, 2021.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Pursuant to supplements dated January 13, 2021, March 24, 2021, and April 5, 2021, KraneShares E Fund China Commercial Paper ETF and KraneShares Bloomberg Barclays China Bond Inclusion Index ETF, announced certain changes that would be effective on April 28, 2021.

Except as noted below, the effective date of the changes announced in the supplement dated April 5, 2021 has been changed and the new effective date is now May 14, 2021.

As a result, all the changes noted in the supplement dated January 13, 2021 are now effective on May 14, 2021 instead of April 28, 2021, except as noted below. This includes the name changes and the changes to the objective, principal investment strategies, principal investment risks, fee table, and underlying index description. For the changes to management information noted in paragraphs 7 and 8 in the supplement dated January 13, 2021, the effective date of the changes is unchanged and these changes were effective on April 1, 2021.

For more information about all of these changes, please refer to the supplement dated January 13, 2021.

In addition, from April 8, 2021 to May 14, 2021, Krane Funds Advisors, LLC, has voluntarily agreed to waive its management fee by an additional 0.48% of KraneShares E Fund China Commercial Paper ETF’s average daily net assets. This voluntary waiver is in addition to the current contractual management fee waiver of 0.20% of the Fund’s average daily net assets. Together, the voluntary waiver and the contractual waiver will result in the Fund paying no management fee from April 8, 2021 to May 14, 2021. The Fund continues to depart from its current investment objective, 80% policy and strategies and will continue to do so until the new effective date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.